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                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of J. Alexander's Corporation (the "Company") on Form 10-K for the period ending December 29, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Gregory Lewis, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to J. Alexander's Corporation and will be retained by J. Alexander's Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


/s/  R. Gregory Lewis
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R. Gregory Lewis
Vice President and Chief Financial Officer
March 27, 2003